Feeling better starts with a single message 2023 Fourth Quarter Earnings Presentation FEBRUARY 22,2024 Exhibit 99.2

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking, including statements regarding our financial condition, anticipated financial performance, achieving profitability, business strategy and plans, market opportunity and expansion and objectives of our management for future operations. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast”, “future”, “intend,” “may,” “might”, “opportunity”, “plan,” “possible”, “potential,” “predict,” “project,” “should,” “strategy”, “strive”, “target,” “will,” or “would”, the negative of these words or other similar terms or expressions. The absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many important factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: our history of losses; the rapid evolution of our business and the markets in which we operate; our ability to continue growing at the rates we have historically grown, or at all; the development of the virtual behavioral health market; a deterioration in general economic conditions as a result of inflation, increased interest rates or otherwise; competition in our industry; and our relationships with affiliated professional entities to provide physician and other professional services. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in under the caption “Risk Factors” in our Annual Report on Form 10-K for the annual period ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on March 10, 2023 and in our other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations. Certain information contained in this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources, and you are urged not to give undue weight to such third-party information. While the Company believes its internal research is reliable, such research has not been verified by any independent source. This presentation may contain the measure Adjusted EBITDA, Adjusted EBITDA margin, and non-GAAP costs and expenses (including non-GAAP cost of revenue, research and development, sales and marketing, and general and administrative) which are non-GAAP financial measure. For additional information about the measure and a reconciliation to the most closely comparable GAAP measure see the Talkspace Investors Relations website at investors.talkspace.com. Disclaimer 2

Revenue is presented on an as-reported basis. Includes sessions from Managed Behavioral Health (“MBH”) and Employee Assistance Programs (“EAP”). Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation. 3 Payor Sessions2 851 426 Revenue1 and % Composition $0 2022 2023 $28 24% $150 1,000 500 0 USD, millions Thousands 2022 2023 $34 22% ($13.5) ($58.7) 2022 2023 USD, millions ($60) ($40) $(20) $0 $120 $55 46% 2023 Performance Highlights Adjusted EBITDA3 Loss Consumer Payor $36 30% DTE $81 54% $100 $50 $150 $36 24%

Grew network by 75% to 5,300 with focus on clinical quality Continue to enhance therapist experience and satisfaction and improve access metrics 4 2023 Execution of Strategic Priorities Payor Revenue Growth 3. Providers’ Platform-of-Choice 4. Operational Excellence Reduced operating expenses more than 30% Revenue Cycle Management Operating above industry benchmarks Built scalable controls and operational processes Grew covered lives from 92M to 131M Expanded same-basis capture rate almost 50% 2. Direct-to-Enterprise Growth Rebuilt highly experienced sales team Launched two major teens contracts Grew value and quality of pipeline

Revenue and Gross Profit Revenue $0 $10 $20 $30 Q1‘23 Q2‘23 $35 $35.6 Q3‘23 5 53.5% $0 Gross Profit $10 $20 USD, millions 49.8% 50.2% $16.7 Q1‘23 Q2‘23 Q2‘23 $5 $15 % Margin 65% 60% 55% 50% 45% 40% 35% 50.0% $17.8 Q4‘23 $18.5 Consumer Payor DTE $9.1 $7.9 Gross Profit and % Margin $25 $15 $5 $9.5 $33.3 $14.8 $9.8 $18.5 48.8% $18.8 $8.0 $18.5 $38.6 $8.5 $8.0 $22.1 $40 Q4‘23 $45 $50 $42.4 $8.2 $8.9 $25.4 $8.7 49.4% $21.0 USD, millions

6 Operating Expense and Adjusted EBITDA1 $0 USD, millions $(6.4) Q1‘23 Q2‘23 Q3‘23 $(4.0) Q4‘23 Operating Expenses $0 USD, millions Q1‘23 SBC + Non-recurring Normalized OpEx Q2‘23 Q3‘23 $2.1 $22.1 Q4‘23 $23.5 $2.3 Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation. Adjusted EBITDA Loss1 $25.8 $24.2 $(2.8) $2.0 $22.1 $24.0 $2.0 $21.6 $23.6 $10 $20 $25 $30 $5 $15 $(2) $(4) $(6) $(8) $(0.3) 51% 57% 62% 70% Normalized OpEx as % of Revenue

2024 Guidance and 3-Year Outlook1 Guidance and Outlook are based on current market conditions and expectations and what we know today. Adjusted EBITDA is a non-GAAP financial measure. We do not provide a forward-looking reconciliation of our guidance for adjusted EBITDA as the amount and significance of items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful. 7 USD +20 to +25% Preliminary 3-Year Outlook Revenue CAGR +12% to +15% Adjusted EBITDA2 Margin ~ $185M to $195M +23% to +30% Y/Y 2024 Guidance Revenue Adjusted EBITDA2 $4M to $8M +$18M to 22M Y/Y

Strong Long-Term Growth Plan ➡️ Launch needle-moving strategic partnerships ➡️ Continued momentum with teens ➡️ Grow Capture Rate ➡️ Grow Covered Lives ➡️ Pioneer investments in clinical A.I. tools ➡️ Grow Revenue ➡️ Grow Profitability 8

9 Appendix

Non-GAAP Financial Measures In addition to our financial results determined in accordance with GAAP, we believe adjusted EBITDA, a non-GAAP measure, is useful in evaluating our operating performance, and our management uses it as a key performance measure to assess our operating performance. Because adjusted EBITDA facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes and in evaluating acquisition opportunities. We also use adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial measure, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations or outlook. We believe that the use of adjusted EBITDA is helpful to our investors as it is a metric used by management in assessing the health of our business and our operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Some of the limitations of adjusted EBITDA include (i) adjusted EBITDA does not necessarily reflect capital commitments to be paid in the future and (ii) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and adjusted EBITDA does not reflect these requirements. In evaluating adjusted EBITDA, you should be aware that in the future we will incur expenses similar to the adjustments described herein. Our presentation of adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these expenses or any unusual or non-recurring items. Our adjusted EBITDA may not be comparable to similarly titled measures of other companies because they may not calculate adjusted EBITDA in the same manner as we calculate the measure, limiting its usefulness as a comparative measure. Adjusted EBITDA should not be considered as an alternative to loss before income taxes, net loss, loss per share, or any other performance measures derived in accordance with U.S. GAAP. When evaluating our performance, you should consider adjusted EBITDA alongside other financial performance measures, including our net loss and other GAAP results. A reconciliation is provided below for adjusted EBITDA to net loss, the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review our financial statements prepared in accordance with GAAP and the reconciliation of our non-GAAP financial measure to its most directly comparable GAAP financial measure, and not to rely on any single financial measure to evaluate our business. We do not provide a forward-looking reconciliation Adjusted EBITDA guidance as the amount and significance of the reconciling items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These reconciling items could be meaningful. 10

11 Reconciliation of Net Loss to Adjusted EBITDA Adjusted EBITDA We calculate adjusted EBITDA as net loss adjusted to exclude (i) depreciation and amortization, (ii) interest and other expenses (income), net, (iii) tax benefit and expense, (iv) stock-based compensation expense, (v) impairment of goodwill, and (vi) certain non-recurring expenses, where applicable. Talkspace, Inc. Reconciliation of Non-GAAP Results to GAAP Results